Exhibit 99.4

                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, Thomas J. Prescott, Chief Financial Officer of Synovus Financial Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) Amendment No. 1 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: April 22, 2003                      /s/Thomas J. Prescott
                                           -------------------------------------
                                            Thomas J. Prescott
                                            Chief Financial Officer












SNV\Amend.-certify.doc